UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 24, 2013

MOMENTIVE PERFORMANCE MATERIALS INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction

of Incorporation)

Delaware	333-146093	20-5748297
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

260 Hudson River Road

Waterford, NY 12188

(address of principal executive offices) (Zip Code)

(Registrant’s telephone number, including area code) (518) 533-4600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.

1. Asset-Based Revolving Credit Agreement

On April 24, 2013, Momentive Performance Materials Inc. (the “Registrant”) entered into an asset-based revolving credit agreement among Momentive Performance Materials Holdings Inc. (“Holdings”), the Registrant, Momentive Performance Materials USA Inc. (“MPM USA”), as U.S. borrower, Momentive Performance Materials GmbH (“MPM GmbH”) and Momentive Performance Materials Quartz GmbH (“MPM GmbH Quartz”), as German borrowers, Momentive Performance Materials Nova Scotia ULC (“MPM Canada”, and MPM Canada, together with MPM USA, MPM GmbH and MPM GmbH Quartz, the “Borrowers”), as Canadian borrower, the lenders party thereto, JPMorgan Chase Bank, N.A. (“JPMorgan”), as administrative agent, and JPMorgan, as collateral agent (the “ABL Collateral Agent”) (the “ABL Facility”). The ABL Facility replaced in part the Registrant’s $300 million Previous Credit Facility (as defined below).

The ABL Facility has a five-year term, unless, on the date that is 91 days prior to the scheduled maturity of the Registrant’s 11.5% Senior Subordinated Notes due 2016 (the “Senior Subordinated Notes”), more than $50.0 million aggregate principal amount of the Senior Subordinated Notes is outstanding, in which case the ABL Facility will mature on such earlier date. Availability under the ABL Facility is $270 million, subject to a borrowing base that is based on a specified percentage of eligible accounts receivable and inventory and, in certain foreign jurisdictions, machinery and equipment.

The ABL Facility bears interest at a floating rate based on, at the Registrant’s option, an adjusted LIBOR rate plus an initial applicable margin of 2.25% or an alternate base rate plus an initial applicable margin of 1.25%. From and after the date of delivery of the borrowing base certificate for May 2013, the applicable margin for such borrowings will be adjusted depending on the availability under the ABL Facility. In addition to paying interest on outstanding principal under the ABL Facility, the Registrant will be required to pay a commitment fee to the lenders in respect of the unutilized commitments at an initial rate equal to 0.50% per annum, subject to adjustment depending on the usage. The ABL Facility does not have any financial maintenance covenant, other than a minimum fixed charge coverage ratio of 1.0 to 1.0 that would only apply if availability is less than the greater of (a) 12.5% of the lesser of the borrowing base and the total ABL Facility commitments at such time and (b) $27 million. The fixed charge coverage ratio under the agreement governing the ABL Facility is defined as the ratio of (a) Adjusted EBITDA minus non-financed capital expenditures and cash taxes to (b) debt service plus cash interest expense plus certain restricted payments, each measured on a last twelve months basis.

The ABL Facility is secured by, among other things, first-priority liens on most of the inventory and accounts receivable and related assets of the Registrant, its domestic subsidiaries and certain of its foreign subsidiaries, and, in the case of certain foreign subsidiaries, machinery and equipment (the “ABL Priority Collateral”), and second-priority liens on certain collateral that generally includes most of the Registrant’s, its domestic subsidiaries’ and certain of its foreign subsidiaries’ assets other than ABL Priority Collateral (the “Notes Priority Collateral”), in each case subject to certain exceptions and permitted liens.

2. Cash Flow Revolver Credit Agreement

On April 24, 2013, the Registrant entered into an amendment agreement, among Holdings, the Registrant, MPM USA, as U.S. borrower, MPM GmbH, as German borrower, MPM Canada, as Canadian borrower, the subsidiaries of the Registrant party thereto, JPMorgan, as administrative agent and collateral agent, and the lender party thereto, which amends and restates the Amended and Restated Credit Agreement, dated as of February 10, 2011 (as amended, supplemented and modified prior to April 24, 2013, the “Previous Credit Facility”), among Holdings, the Registrant, the borrowers party thereto, the lenders party thereto and JPMorgan, as administrative agent, and JPMorgan, as collateral agent (the “Cash Flow Collateral Agent”) (such Previous Credit Facility, as amended and restated on April 24, 2013, the “Cash Flow Facility”).

The Cash Flow Facility matures on December 3, 2014, which is the same maturity as under the Previous Credit Facility. The amount committed under the Cash Flow Facility is $75 million, which may not be borrowed if the borrowing of such amount (or any portion thereof) could be borrowed under the ABL Facility without violating a utilization test under the Cash Flow Facility.

The Cash Flow Facility bears interest at a floating rate based on LIBOR plus a margin of 6.00%. In addition to paying interest on outstanding principal under the Cash Flow Facility, the Registrant will be required to pay an undrawn fee of 3.00% to the lender in respect of the unutilized commitments. The Cash Flow Facility has substantially the same incurrence covenants and maintenance covenants as the Previous Credit Facility, but the senior secured leverage ratio maintenance covenant will not begin to apply until the third quarter of 2014.

The security arrangements for the Cash Flow Facility include first-priority liens on the Notes Priority Collateral owned by the Registrant and its domestic subsidiaries which are pari passu with the Registrant’s 8.875% First-Priority Senior Secured Notes due 2020 (the “First Lien Notes”), second-priority liens on the ABL Priority Collateral owned by the Registrant and its domestic subsidiaries, which are junior to the ABL Facility and pari passu with the First Lien Notes, first-priority liens on Notes Priority Collateral owned by certain foreign subsidiaries of the Registrant, which are senior to the ABL Facility, and second-priority liens on the ABL Priority Collateral owned by such foreign subsidiaries of the Registrant, which are junior to the ABL Facility, in each case subject to certain exceptions and permitted liens.

3. ABL Collateral Agreement

On April 24, 2013, the Registrant entered into a collateral agreement (the “ABL Collateral Agreement”) among Holdings, the Registrant, MPM USA, the other domestic subsidiaries of the Registrant party thereto (such subsidiaries, together with MPM USA, the “ABL Subsidiary Guarantors”, and the ABL Subsidiary Guarantors, together with Holdings and the Registrant, the “ABL Pledgors”) and the ABL Collateral Agent, pursuant to which the ABL Pledgors granted a security interest in certain collateral to the ABL Collateral Agent for the benefit of the secured parties under the ABL Facility (the “ABL Secured Parties”).

4. Second Amended and Restated Collateral Agreement

On April 24, 2013, the Registrant entered into a second amended and restated collateral agreement (the “Notes Collateral Agreement”) among Holdings, the Registrant, MPM USA, the other domestic subsidiaries of the Registrant party thereto (such subsidiaries, together with MPM USA, the “Cash Flow Subsidiary Guarantors”, and the Cash Flow Subsidiary Guarantors, together with Holdings and the Registrant, the “Cash Flow Pledgors”) and JPMorgan, as collateral agent (the “First Lien Collateral Agent”) for the secured parties under the Cash Flow Facility, the First Lien Notes and certain other first lien agreements (the “First Lien Secured Parties”), pursuant to which the Cash Flow Pledgors granted a security interest in certain collateral to the First Lien Collateral Agent for the benefit of the First Lien Secured Parties.

5. ABL Intercreditor Agreement

On April 24, 2013, the Registrant entered into an intercreditor agreement (the “ABL Intercreditor Agreement”) among Holdings, the Registrant, the Borrowers, the other subsidiaries of the Registrant party thereto and JPMorgan, as ABL facility collateral agent, applicable first-lien agent and first-lien collateral agent. The ABL Intercreditor Agreement governs the relative rights of the ABL Secured Parties and the First Lien Secured Parties, and certain other matters relating to priority and the administration and enforcement of security interests.

The foregoing summary is qualified in its entirety by reference to the ABL Collateral Agreement, the Notes Collateral Agreement, the ABL Intercreditor Agreement, the ABL Facility and the Cash Flow Facility, attached hereto as Exhibits 4.1, 4.2, 4.3, 10.1 and 10.2, respectively, and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation.

The information set forth under Item 1.01 above is incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

Exhibit 4.1	Collateral Agreement, dated as of April 24, 2013, by and among Momentive Performance Materials Holdings Inc., Momentive Performance Materials Inc., subsidiaries of Momentive Performance Materials Inc. party thereto and JPMorgan Chase Bank, N.A., as collateral agent.

Exhibit 4.2	Second Amended and Restated Collateral Agreement, dated as of April 24, 2013, by and among Momentive Performance Materials Holdings Inc., Momentive Performance Materials Inc., subsidiaries of Momentive Performance Materials Inc. party thereto and JPMorgan Chase Bank, N.A., as collateral agent.

Exhibit 4.3	ABL Intercreditor Agreement, dated as of April 24, 2013, by and among JPMorgan Chase Bank, N.A., as ABL facility collateral agent, applicable first-lien agent and first-lien collateral agent, Momentive Performance Materials Holdings Inc., Momentive Performance Materials Inc., Momentive Performance Materials USA Inc. and subsidiaries of Momentive Performance Materials Inc. party thereto.

Exhibit 10.1	Asset-Based Revolving Credit Agreement, dated as of April 24, 2013, by and among Momentive Performance Materials Holdings Inc., Momentive Performance Materials Inc., Momentive Performance Materials USA Inc., as U.S. borrower, Momentive Performance Materials GmbH and Momentive Performance Materials Quartz GmbH, as German borrowers, Momentive Performance Materials Nova Scotia ULC, as Canadian borrower, the lenders party thereto, JPMorgan Chase Bank, N.A., as administrative agent for the lenders, and the other parties named therein.

Exhibit 10.2	Amendment Agreement, dated as of April 24, 2013, by and among Momentive Performance Materials Holdings Inc., Momentive Performance Materials Inc., Momentive Performance Materials USA Inc., as U.S. borrower, Momentive Performance Materials GmbH, as German borrower, Momentive Performance Materials Nova Scotia ULC, as Canadian borrower, subsidiaries of Momentive Performance Materials Inc. party thereto, the lender party thereto and JPMorgan Chase Bank, N.A., as administrative agent and collateral agent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOMENTIVE PERFORMANCE MATERIALS INC.

Date: April 30, 2013	By:	/s/ William H. Carter
William H. Carter
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 4.1	Collateral Agreement, dated as of April 24, 2013, by and among Momentive Performance Materials Holdings Inc., Momentive Performance Materials Inc., subsidiaries of Momentive Performance Materials Inc. party thereto and JPMorgan Chase Bank, N.A., as collateral agent.

Exhibit 4.2	Second Amended and Restated Collateral Agreement, dated as of April 24, 2013, by and among Momentive Performance Materials Holdings Inc., Momentive Performance Materials Inc., subsidiaries of Momentive Performance Materials Inc. party thereto and JPMorgan Chase Bank, N.A., as collateral agent.

Exhibit 4.3	ABL Intercreditor Agreement, dated as of April 24, 2013, by and among JPMorgan Chase Bank, N.A., as ABL facility collateral agent, applicable first-lien agent and first-lien collateral agent, Momentive Performance Materials Holdings Inc., Momentive Performance Materials Inc., Momentive Performance Materials USA Inc. and subsidiaries of Momentive Performance Materials Inc. party thereto.

Exhibit 10.1	Asset-Based Revolving Credit Agreement, dated as of April 24, 2013, by and among Momentive Performance Materials Holdings Inc., Momentive Performance Materials Inc., Momentive Performance Materials USA Inc., as U.S. borrower, Momentive Performance Materials GmbH and Momentive Performance Materials Quartz GmbH, as German borrowers, Momentive Performance Materials Nova Scotia ULC, as Canadian borrower, the lenders party thereto, JPMorgan Chase Bank, N.A., as administrative agent for the lenders, and the other parties named therein.

Exhibit 10.2	Amendment Agreement, dated as of April 24, 2013, by and among Momentive Performance Materials Holdings Inc., Momentive Performance Materials Inc., Momentive Performance Materials USA Inc., as U.S. borrower, Momentive Performance Materials GmbH, as German borrower, Momentive Performance Materials Nova Scotia ULC, as Canadian borrower, subsidiaries of Momentive Performance Materials Inc. party thereto, the lender party thereto and JPMorgan Chase Bank, N.A., as administrative agent and collateral agent.